Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Equity Index Portfolio

(the “Portfolio”)

Supplement dated January 27, 2017 to the

Portfolio’s Summary Prospectus dated May 1, 2016, as supplemented and amended to date

On October 5, 2016, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved a change in the name of the Portfolio to “SA Large Cap Index Portfolio.” This change is expected to become effective on or about February 6, 2017.

Accordingly, all references to “Equity Index Portfolio” are replaced with “SA Large Cap Index Portfolio.”

Capitalized terms used herein but not defined have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.